Exhibit 10.1




                                    KANEB LLC

                          2002 LONG TERM INCENTIVE PLAN

                        Amendment Effective June 30, 2003


                             Effective July 18, 2002

                                    KANEB LLC
                          2002 LONG TERM INCENTIVE PLAN


     WHEREAS, at the request of Kaneb Pipe Line Company LLC, Kaneb LLC, a Delaware limited liability company, desires to establish the Kaneb LLC 2002 Long Term Incentive Plan (the "Plan") for John R. Barnes so as to offer him a further incentive to increase the value of Kaneb Pipe Line Partners, L.P., a Delaware limited partnership.

     WHEREAS, it is intended that the Plan shall constitute a bonus program within the meaning of Department of Labor Regulation section 2510.3-2(c) that is exempt from coverage under the Employee Retirement Income Security Act of 1974, as amended;

     NOW, THEREFORE, Kaneb LLC adopts the Plan as follows.

                                    KANEB LLC
                          2002 LONG TERM INCENTIVE PLAN

                                TABLE OF CONTENTS



                                                                                                         Section
ARTICLE I - PLAN PURPOSE AND TERM

         Purpose.............................................................................................1.1
         Term of Plan........................................................................................1.2

ARTICLE II - DEFINITIONS

         Adjusted Average Ending Yield.......................................................................2.1
         Adjusted Ending Market Capitalization...............................................................2.2
         Adjusted Ending Price...............................................................................2.3
         Average Ending Yield................................................................................2.4
         Affiliate...........................................................................................2.5
         Board...............................................................................................2.6
         Change of Control...................................................................................2.7
         Change in PMLP Yield................................................................................2.8
         Code................................................................................................2.9
         Distribution........................................................................................2.10
         Employer............................................................................................2.11
         Ending Market Capitalization Value..................................................................2.12
         Ending PMLP Yield  .................................................................................2.13
         Maturity Date.......................................................................................2.14
         Measurement Period..................................................................................2.15
         Participant.........................................................................................2.16
         Partnership.........................................................................................2.17
         Payment Amount..................................................................................... 2.18
         Plan................................................................................................2.19
         Spouse..............................................................................................2.20
         Unit................................................................................................2.21
         PMLP Yield..........................................................................................2.22


ARTICLE III - PARTICIPATION


ARTICLE IV - CALCULATION AND PAYMENT OF BENEFITS

         Amount of Benefit...................................................................................4.1
         Time of Payment.....................................................................................4.2
         Form of Payment.....................................................................................4.3
         No Interest.........................................................................................4.4
         Payment on Death ...................................................................................4.5
         Adjustments Due to Changes in the Partnership's Capital Structure...................................4.6


ARTICLE V - ADMINISTRATION

         Powers of the Board.................................................................................5.1


ARTICLE VI - TERMINATION OF PLAN


ARTICLE VII - FUNDING

         Payments Under the Plan Are the Obligation of the Employer..........................................7.1
         Unfunded Arrangement................................................................................7.2

ARTICLE VIII - MISCELLANEOUS

         No Employment Obligation............................................................................8.1
         Tax Withholding.....................................................................................8.2
         Gender and Number...................................................................................8.3
         Headings............................................................................................8.4
         Other Compensation Plans............................................................................8.5
         Rights of Employer and Affiliates...................................................................8.6
         Nonalienation of Benefits...........................................................................8.7
         No Rights as Unit Owner.............................................................................8.8
         Governing Law.......................................................................................8.9


                                    ARTICLE I

                              PLAN PURPOSE AND TERM

1.1 Purpose. The Plan is intended to provide John R. Barnes, who has substantial responsibility for the management and growth of Kaneb Pipe Line Partners, L.P., with additional incentive to increase the value of Kaneb Pipe Line Partners, L.P.

1.2 Term of Plan. The Plan is effective July 18, 2002, and shall expire when all obligations under the Plan have been satisfied.



                                   ARTICLE II

                                   DEFINITIONS

The words and phrases defined in this Article shall have the meaning set out in these definitions throughout the Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower, or different meaning.

2.1 "Adjusted Average Ending Yield" is the Average Ending Yield adjusted by the Change in PMLP Yield. If the Change in PMLP Yield is a positive amount, the Average Ending Yield shall be reduced by that amount to determine the Adjusted Average Ending Yield. If the Change in PMLP Yield is a negative amount, the Average Ending Yield shall be increased by that amount to determine the Adjusted Average Ending Yield.

2.2 "Adjusted Ending Market Capitalization" is the Ending Market Capitalization Value reduced by all proceeds received by the Partnership from the sale of Units (the offering price multiplied by the number of units issued) during the Measurement Period and increased by the cost of any Units acquired by the Partnership during the Measurement Period.

2.3  "Adjusted   Ending  Price"  is  the  amount  resulting  from  dividing  the
     Distribution by the Adjusted Average Ending Yield.

2.4 "Average Ending Yield" is the arithmetic mean of the yield of a Unit for each trading day during the last six months of the Measurement Period. The yield of a Unit for a given trading day will be calculated by annualizing the quarterly distribution to be paid by Partnership as most recently announced by the Partnership as of the close of trading on that day and dividing that amount by the closing price of a Unit on the New York Stock Exchange (or such other exchange which is the exchange on which Units of the Partnership are listed and regularly traded) for that trading day.

2.5 "Affiliate" means an entity that is treated as a single employer together with the Employer for certain employee benefit purposes under section 414 of the Code.

2.6 "Board" means the Board of Directors of Kaneb Pipe Line Company LLC ("KPL"), a Delaware limited liability company.

2.7 "Change of Control" means if while a benefit remains outstanding under the Plan (1) Kaneb Services LLC, a Delaware limited liability company ("KSL") shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as an entity that is wholly-owned by an entity other than an entity that was wholly-owned by KSL immediately prior to such merger, consolidation or other reorganization), (2) KSL sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than an entity wholly-owned by KSL), (3) KSL is to be dissolved, (4) KSL or one of its wholly owned direct or indirect subsidiaries is no longer the general partner of Kaneb Pipe Line Partners, L.P. or (5) KSL is a party to any other similar transaction that is not described in clauses (1), (2),
     (3) or (4) of this sentence (each such event is referred to herein as a "Change of Control"). A "Change of Control" shall also be deemed to have occurred if the following individuals cease for any reason to constitute a majority of the directors of KSL then serving: individuals who, on July 18, 2002, constitute the Board of Directors of KSL and any new director of KSL (other than a director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of KSL) whose appointment or election by the Board of Directors of KSL or nomination for election by KSL's shareholders was approved or recommended by a vote of at least 2/3 of the directors then still in office who either were directors on July 18, 2002 or whose appointment, election or nomination for election was previously so approved or recommended.

2.8  "Change in PMLP Yield" means Ending PMLP Yield minus 6.91 percent.

2.9  "Code" means the Internal Revenue Code of 1986, as amended.


2.10 "Distribution" is the arithmetic mean of the annualized amount of the quarterly distribution to be paid by the Partnership as most recently announced by the Partnership as of the close of trading on each trading day during the six months ending on the last day of the Measurement Period.

2.11 "Employer" means Kaneb LLC, a Delaware limited liability company, or any successor thereof.

2.12 "Ending Market Capitalization Value" means the Adjusted Ending Price multiplied by the number of Units outstanding at the close of the last trading day of the Measurement Period.

2.13 "Ending PMLP Yield" means the arithmetic mean of the PMLP Yield quoted each month during the last six months of the Measurement Period.

2.14 "Maturity Date" means the earliest to occur of (1) December 31, 2006, (2) the death or disability of John R. Barnes, (3) a Change of Control, or (4) the date of the Board's request to Kaneb LLC to contemporaneously terminate the Plan and notify the Participant of such termination

2.15 "Measurement Period" means the period beginning on July 1, 2001, and ending six months after the Maturity Date, unless the Maturity Date shall be (1) the date of death or disability of John R. Barnes, (2) the date of a Change of Control, or (3) the date of the Board's request that Kaneb LLC contemporaneously terminate the Plan and notify the Participant of the Board's decision to terminate the Plan on that date, in which cases the Measurement Period shall end on the Maturity Date.

2.16 "Participant" means John R. Barnes or the person or entity to whom his Plan benefits have been transferred pursuant section 8.7.

2.17 "Partnership" means Kaneb Pipe Line Partners, L.P., a Delaware limited partnership.

2.18 "Payment Amount" means, if calculated

     a) at any time on or after a Change Of Control, the death of John R. Barnes, or the disability of John R. Barnes (as determined at the discretion of the Board), an amount equal to two percent of the result of the Adjusted Ending Market Capitalization Value minus $805,723,775,

     b)   prior to December 31, 2002, $ - 0 -,

     c) after December 30, 2002, but prior to December 31, 2003, twenty percent (20 %) of an amount equal to two percent of the result of the Adjusted Ending Market Capitalization Value minus $805,723,775,

     d) after December 30, 2003, but prior to December 31, 2004, forty percent (40 %) of an amount equal to two percent of the result of the Adjusted Ending Market Capitalization Value minus $805,723,775,

     e) after December 30, 2004, but prior to December 31, 2005, sixty percent (60 %) of an amount equal to two percent of the result of the Adjusted Ending Market Capitalization Value minus $805,723,775,

     f) after December 30, 2005, but prior to December 31, 2006, eighty percent (80 %) of an amount equal to two percent of the result of the Adjusted Ending Market Capitalization Value minus $805,723,775,

     g) after December 30, 2006, an amount equal to two percent of the result of the Adjusted Ending Market Capitalization Value minus $805,723,775.

2.19 "Plan" means the Kaneb LLC 2002 Long Term Incentive Plan, as set forth in this document and as it may be amended from time to time.

2.20 "Spouse" means the person, if any, to whom the Participant is married under local law.

2.21 "Unit" means a limited partnership unit in the Partnership.

2.22 "PMLP Yield" means the yield on the Pipeline MLP Composite as determined and published monthly by Smith Barney, its affiliates or successors. In the event that Smith Barney, its affiliates or successors discontinue publishing the PMLP Yield during the Measurement Period, the Board, in its sole discretion, will adopt a reasonable replacement for use in all Plan calculations. If a replacement is necessary, the replacement yield will initially be calculated from the same partnerships as last used by Smith Barney in calculating such yield.

                                  ARTICLE III

                                  PARTICIPATION


Mr. Barnes became a Participant when he was selected for participation in the Plan. This document shall serve to notify Mr. Barnes, in writing, of his selection for participation in the Plan and his acceptance of its terms.



                                   ARTICLE IV

                       CALCULATION AND PAYMENT OF BENEFIT

4.1 Amount of Benefit. The Employer shall pay the Participant the Payment Amount, unless the Maturity Date is the day on which a Change of Control occurs. If the Maturity Date is the date on which a Change of Control occurs, the Employer shall pay the Participant the greater of (a) or (b), where (a) is the Payment Amount, and (b) is the Payment Amount calculated pursuant to Article II, section 2.18 a), with the following changes to the definitions in Article II:

     (i) "Average Ending Yield" shall mean the closing yield of a Unit on the Maturity Date, calculated by annualizing the quarterly distribution to be paid by the Partnership as most recently announced prior to the Maturity Date and dividing that amount by the closing price of a Unit on the New York Stock Exchange (or such other exchange on which Units are listed and regularly traded) on the Maturity Date. If the Maturity Date is not a trading day, then for purposes of calculating the Average Ending Yield, the Maturity Date shall be deemed to be the last trading day prior to the Maturity Date.

     (ii) "Distribution"   means  the   annualized   amount  of  the   quarterly
          distribution to be paid by the Partnership as most recently announced prior to the Maturity Date.

     (iii)"Ending PMLP Yield" means the PMLP Yield at the close of the day that is or is deemed to be the Maturity Date for purposes of determining the Average Ending Yield, or if PMLP Yield is not calculated on that date, the arithmetic mean of yields calculated on the Maturity Date, for the partnerships last used in calculating PMLP Yield.

4.2 Time of Payment. The Employer shall pay the Participant as soon as practicable (and in no event later than 10 days) after the end of the Measurement Period.

4.3 Form of Payment. All payments of Plan benefits shall be in the form of cash.

4.4 No Interest. No interest shall be credited with respect to any benefit or any payment under the Plan.

4.5 Payment on Death. If the Participant has not been paid the entire benefits due under the Plan previously, upon the death of John R. Barnes the Participant shall be paid the entire benefits due unless the Participant shall be John R. Barnes, in which case the benefits under the Plan shall be paid to the Participant's Spouse if the Spouse survives the Participant, or to the Participant's estate if the Participant's Spouse does not survive the Participant. Any payment under this Section 4.5 shall be made at the time specified in Section 4.2.

4.6 Adjustments Due to Changes in the Partnership. If the Partnership shall (i) effect a subdivision or consolidation of Units or other capital readjustment, or other increase or reduction of the number of Units outstanding, without receiving compensation for it in money, services or property, or (ii) effect a distribution of cash or property other than a distribution of Available Cash constituting Cash from Operations (as such terms are defined in the Amended and Restated Agreement of Limited
     Partnership of the Partnership), then the amount payable under the Plan shall be appropriately adjusted by the Board in such a manner as to entitle a Participant to receive the equivalent payment the Participant would have received had there been no event requiring the adjustment.

                                   ARTICLE V

                                 ADMINISTRATION

5.1 Powers of the Board. Kaneb LLC shall have exclusive responsibility for the general administration of the Plan according to the terms and provisions of the Plan. Kaneb LLC appoints and delegates to the Board the exclusive right, power and authority to:

     (a) with the consent of the Participant, correct any defect, supply any omission or reconcile any inconsistency that may appear in the Plan in the manner and to the extent it deems expedient to carry the Plan into effect for the greatest benefit of all parties at interest; and

     (b)  to terminate the Plan.

                                   ARTICLE VI

                               TERMINATION OF PLAN

The Board may terminate the Plan at any time, in its sole and absolute discretion, by giving notice to Kaneb LLC of its request that the Plan be terminated and delivering confirmation to Kaneb LLC that the termination will not result in the termination of any reimbursements from the Partnership under section 6.4 of the Amended and Restated Agreement of Limited Partnership of Kaneb Pipe Line Partners, L.P. dated July 23, 1998. Upon receipt of such notice and confirmation, Kaneb LLC shall immediately give notice to the Participant of the Plan termination. No termination of the Plan may, without the consent of the Participant, reduce the Participant's right to a payment under the Plan that he is entitled to receive under the terms of the Plan in effect prior to the termination.

                                  ARTICLE VII

                                     FUNDING

7.1 Payments Under the Plan Are the Obligation of the Employer. Benefits due under the Plan will be paid by the Employer. Any person to whom amounts are payable under the Plan shall have rights as a third party beneficiary under section 6.4 of the Amended and Restated Agreement of Limited Partnership of Kaneb Pipe Line Partners, L.P. dated July 23, 1998, and under agreements between KPL and Kaneb LLC effective July 18, 2002.

7.2 Unfunded Arrangement. It is intended that the Plan shall be unfunded for tax purposes and for purposes of Title of the Employee Retirement Income Security Act of 1974, as amended.

                                  ARTICLE VIII

                                  MISCELLANEOUS

8.1 No Employment Obligation. Participation in the Plan shall not constitute an employment contract, express or implied, nor impose upon the Employer or any Affiliate any obligation to employ or continue to employ the Participant. The right of the Employer or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that the person has been selected for participation in the Plan.

8.2 Tax Withholding. The Employer shall be entitled to deduct from the benefit or other amount payable to the Participant any sums required by federal, state, or local tax law to be withheld with respect to payments under the Plan.

8.3 Gender and Number. If the context requires, words of one gender when used in the Plan shall include the other and words used in the singular or plural shall include the other.

8.4 Headings. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

8.5 Other Compensation Plans. The adoption and maintenance of the Plan shall not affect any other compensation or benefit plans in effect of the Employer or any Affiliate or preclude the Employer from establishing any other forms of incentive or other compensation for employees of the Employer or any Affiliate.

8.6 Rights of Employer and Affiliates. The existence of the Plan shall not affect in any way the right or power of the Employer or an Affiliate to (a) make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Employer's or an Affiliate's structure or business, (b) approve and consummate any merger or consolidation of the Employer or an Affiliate with or into any entity, (c) issue any bonds, debentures or interests of Employer or Affiliate(s) of any nature whatsoever to any person, (d) approve and consummate the dissolution or liquidation of the Employer or an Affiliate or any sale or transfer of all or any part of the Employer's or an Affiliate's assets or business or
     (e) approve and consummate any other act or proceeding whether of a similar character or otherwise; provided however, that no such action shall affect the obligation of the Employer or its successors to make payments to Participants when due under this Plan.

8.7 Nonalienation of Benefits. No benefit provided under the Plan shall be transferable by the Participant except to an entity created for the benefit of Mr. Barnes' family or members of Mr. Barnes' family, or as otherwise authorized by the Board. No right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge except as specified above. Except as specified above, any attempt to anticipate, alienate, sell, assign, pledge, encumber or charge any right or benefit under the Plan shall be void unless authorized by the Board. No right or benefit under the Plan shall, in any manner, be liable for or subject to any debts, contracts, liabilities or torts of the person or entity entitled to the right or benefit.

8.8 No Rights as Unit Owner. No Participant shall have any rights as a Unit owner as a result of his participation in the Plan.

8.9  Governing   Law.   The   validity,    interpretation,    construction   and
     enforceability of the Plan shall be governed by the laws of the State of Texas.


     IN WITNESS WHEREOF, Kaneb LLC has caused this Agreement to be executed by its authorized officer, effective as of July 18, 2002.

ACCEPTED BY THE PARTICIPANT              KANEB LLC

                                        By:
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John R. Barnes                          Title:
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